UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: June 17, 2010
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-31216	77-0316593 (I.R.S. Employer Identification No.)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On Thursday, June 17, 2010, McAfee, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) at 2:00 p.m. PDT at the Company’s office located at 3965 Freedom Circle, Santa Clara, California 95054. As of the close of business on April 27, 2010, the record date for the 2010 Annual Meeting, there were 155,993,948 shares of common stock entitled to vote at the meeting. At the opening of the meeting there were at least 136,787,308 shares of common stock present in person or by proxy, which constituted a quorum for the transaction of business.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     2010 Equity Incentive Plan
     The Compensation Committee of the Board of Directors of the Company previously approved, subject to stockholder approval, the Company’s 2010 Equity Incentive Plan. At the 2010 Annual Meeting, the Company’s stockholders approved the 2010 Equity Incentive Plan. There will be no further grants under the Company’s prior form of company-wide equity plan, the 1997 Stock Incentive Plan. The maximum aggregate number of shares that may be issued under the 2010 Equity Incentive Plan is 12,600,000 shares plus any shares available for issuance under the 1997 Stock Incentive Plan. In addition, forfeited or cancelled shares subject to awards under the 1997 Stock Incentive Plan and certain stock plans assumed in connection with acquisitions by the Company will be available for issuance under the 2010 Equity Incentive Plan.
     The foregoing description of the 2010 Equity Incentive Plan is qualified in its entirety by the terms of the 2010 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     2010 Director Equity Plan
     The Compensation Committee of the Board of Directors of the Company previously approved, subject to stockholder approval, the Company’s 2010 Director Equity Plan. At the 2010 Annual Meeting, the Company’s stockholders approved the 2010 Director Equity Plan. There will be no further grants of equity-based awards under the Company’s prior form of director equity plan, the Amended and Restated 1993 Plan for Outside Directors (the “Prior Plan”). The maximum aggregate number of shares that may be issued under the 2010 Director Equity Plan is equal to the number of shares available for issuance under the Prior Plan. In addition, forfeited or cancelled shares subject to awards under the Prior Plan will be available for issuance under the 2010 Director Equity Plan. The formula and mechanics for determining the amount, timing and type of automatic equity grants to outside directors set forth in the 2010 Director Equity Plan are identical to those set forth in the Prior Plan.
     The foregoing description of the 2010 Director Equity Plan is qualified in its entirety by the terms of the 2010 Director Equity Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     All matters submitted to a vote of the Company’s stockholders at the 2010 Annual Meeting were approved. Those matters were as follows:
1.	The election of three Class III directors for two-year terms.

Name of Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
Thomas E. Darcy	124,502,292	2,097,897	53,030	10,134,089
Denis J. O’Leary	119,528,623	7,072,583	52,013	10,134,089
Robert W. Pangia	122,880,081	3,721,225	51,913	10,134,089
2.	Approval of 2010 Equity Incentive Plan.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
101,059,997	25,452,199	141,023	10,134,089
3.	Approval of 2010 Director Equity Plan.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
105,180,336	21,122,022	350,861	10,134,089
4.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the year ending December 31, 2010.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
136,251,074	481,439	54,795	—

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	McAfee, Inc. 2010 Equity Incentive Plan
10.2	McAfee, Inc. 2010 Director Equity Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: June 23, 2010	By:	/s/ Mark Cochran
Mark D. Cochran
Executive Vice President, Chief Legal Officer/General Counsel

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